UNOFFICIAL TRANSLATION

Natural Resources State Agency of the Staff of Ministry of Energy and Natural Resource of the Republic of Armenia

October 30, 2009

DECISION N234

On the Recalculated Reserves obtained through the Results of 2006 – 2008 Geological Exploration of the Central Section of Toukhmanuk Gold Property in Aragatsotn Province of the Republic of Armenia

Taking into consideration the result of the discussion at the plenary session held by the Republic of Armenia Energy and Natural Resources Ministry Natural Resources State Agency's Expert Commission dated October 23, 2009, on the reserve recalculation materials obtained through geological exploration works of 2006 through 2008 implemented at Toukhmanuk gold property in Aragatsotn Province of the Republic of Armenia, (and)

Understanding the timelines of expansion of mining at the property and the current production in the circumstance of the present world economic crisis, (and)

Taking into consideration that additional investments are required for meeting the goals of such expansion, involvement of which is not possible without the approval of the reserves, the RA NRSA hereby decides:

1. To approve the reserves of the Central Section of Toukhmanuk gold property in Aragatsotn Province of the Republic of Armenia as of 01.01.2009, in accordance with Attachment 1, Exhibit 1 of this Decision, as provided in the following table:

Reserve Categories	Type of Mineralization	Ore tonnes (x1,000)	Metal Average Grades		Metal Reserves, kg	
			Au, g/t	Ag, g/t	Au	Ag
1	2	3	4	5	6	7
C_1	Vein	359.8	5.88	33.19	2114.21	11942
	Stockwork	3744.5	1.46	3.73	5474.02	13949
	Total	4104.3	1.85	6.31	7588.23	25891
C_2	Vein	1026.3	5.48	23.43	5622.52	24045
	Stockwork	16787.7	1.33	3.4	22403.18	57073
	Total	17814	1.57	4.55	28025.7	81118
$C_1 + C_2$	Vein	1386.1	5.58	25.96	7736.73	35987
	Stockwork	20532.2	1.36	3.46	27877.2	71022
	Total	21918.3	1.62	4.88	35613.93	107009

2. To specify, that the geological data on the Central Section of Toukhmanuk gold property of Aragatsotn Province of the Republic of Armenia obtained up to date as a whole is acceptable for the resolution of mining – technical issues in case of developing a new plan for mining.

3. To accentuate the circumstance of under - exploration of Toukhmanuk gold property of Aragatsotn Province of the Republic of Armenia, and the necessity to resolve the issues stated in Attachment 1, Point 2.1 of this Decision in the second stage exploration works.

4. To propose to Republican Geological Fund State Non – Profit Organization to refrain from making changes resulting from Point 1 of this Decision in the Republican Balance of Properties of Natural Resources, until the implementation of the works provided in above mentioned point.

RA SNRC Chairman /signature/ Kh. Saponjian

RA SNRC Deputy Chairman /signature/ R. Kosemyan
Responsible for Expertise of Materials

/seal/

Natural Resources Department of the Staff of Ministry of Energy and Natural Resource of the Republic of Armenia

State Mineral Expert Commission Plenary Session dated October 23, 2009

Protocol N234 (378)

Regarding consideration of the result of expertise of the materials on the reserve recalculation obtained through geological exploration works of 2006 through 2008 implemented at Toukhmanuk gold property in Aragatsotn Province of the Republic of Armenia

Chairman	RA NRSA Chariman Kh. Saponjian
Participants:	R. Kosemyan (Responsible for Expertise of Materials) Yu. Aghabalian A. Ananyan H. Avetisyan L. Baghdasaryan S. Grigorian Y. Hovhannisyan A. Matevosyan S. Mekhakyan H. Mkrtchyan (author) L. Sargsyan M. Sukiasyan
From the mining enterprise:	Ashot Poghosyan, Director, Mego – Gold, LLC Kh. Eloyan, geologist – engineer
From Expert Commission:	A. Barsegyan, G. Kochinyan, leading specialists of RA SNRC V. Tovmasyan, expert of RA SNRC

1. MATERIALS SUBMITTED FOR CONSIDERATION

1.1. Addendum to materials of recalculation of geological – economic data of Toukhmanuk gold property of Aragatsotn Province of the Republic of Armenia as of 01.01.2009 (Exhibit 1).

1.2. Opinion of RA SNRC formed expert commission on the possibility of approval of the reserves based on the materials of the Addendum.

2. BY CONSIDERING THE MATERIALS THE AGENCY NOTES:

2.1 Addendum submitted for expertise (Exhibit 1) was made consistent with Article 4 of RA NRSA Decision N230 dated 18.09.2009, and regards to the evaluation of resource potential of Toukhmanuk gold property Central Section in Aragatsotn Province, based on the results of additional geological exploration works implemented by Mego - Gold, LLC in the property between 2006 and 2008. This evaluation can not be considered as final, since the boundaries of stockwork mineralization of the property were not determined in

all directions, and additional works aimed at resolving at least the following issues shall be implemented there:

a) field, laboratory and technological spheres:

- clarification of topographical basis of the property,
- determination of the boundaries of stockwork mineralization zone and the extent of oxide ore in the boundaries of such mineralization zone,
- determination of the existence and quantity of the accompanying elements in the ore, and complete evaluation of original results of analysis of common samples through additional controlling analysis of duplicates of such samples,
- clarification of hydro – geological and geological – engineering conditions of the property,
- selection of more effective technologies for treatment of ore, and substantiation of corresponding technological terms,

b) office studies:

- specification of the evaluation of current economical potential of the property through consideration of additional geological data, and re substantiation of the economical terms of the property,
- re contouring of property reserve boundaries and reserve recalculation based on the re substantiation of the economical terms of the property,

2.2 Issues provided in the point above, indeed, are essential for securing the future effective mining, and also for securing payments to the state budget under different provision at a proper level, and therefore, are necessary to be resolved as soon as possible. Meanwhile, accumulated up to date geological data, through above mentioned Decision of RA NRSA on economical conditions, is as a whole acceptable for determining and calculation of the reserves of the property clearly enough, as well as for giving substantial resolutions to issues in the mining plan that is going to be developed for mining of the property. At the same time, the possible additions and clarifications of current geological data through the results of upcoming exploration works, most likely, will not result into material changes in developed mining – technical and the planned production technical – economical values.

Taking the above mentioned into consideration, it is important to note, that certain proximity of calculated reserves based on the obtained up to date geological data is at all not affecting on the amounts payable to the state budget for mining, since the latter directly depends not on the calculated, but for mined reserves determined through mining exploration.

Thus, enough preconditions exist for approval of the reserves of the property, based on the factual geological date obtained. Such a decision will facilitate the second stage exploration works at the site aimed at expansion of mining, and the process implemented by the company aimed at obtaining financial means for development of a new mining plan, which is timely especially considering the current world economic crisis.

Regarding the issue the property being under – explored, the company's plans to resolve such issues within the next one or one and a half years, is viewed as acceptable, through the second stage exploration works pending at the property.

2.3 Reserves submitted for approval by the authors of the Addendum are evaluated separately, as appropriate, through stockwork zones and vein bodies.

Proposals by the authors of Addendum regarding the registration of stockwork mineralized zone reserves' qualities and quantities evaluation pursuant to Attachment 1, Exhibit 2 of RA NRSA Decision N230 dated 18.09.2009 is acceptable, the proximity of which, indeed, is within permissible limits. The same opinion was expressed by the RA SNRC expert commission members through conducting these calculations (Exhibit 2).

Regarding the re contouring of vein body reserves, such re contouring was implemented by using parameters of economical conditions re approved by Point 2 of RA NRSA Decision N230 dated 18.09.2009, taking into consideration all prior and present data obtained through geological exploration implemented at the property. Geological blocks method employed for the calculation of these reserves, through projection of such blocks on vertical level, is fully connected with the morphology of the property, and with the method of its exploration.

All calculations are implemented correctly and without mistakes.

The increase of re calculated reserves of veins 1 and 15 in comparison with those approved by RA SNRC Decision N28 dated 26.01.2004 (1,259,400 tones instead of 1,386,100 tones) is the result of moving the bottom of the calculated reserves deeper by 20 meters than the prior level, which was considered through economical conditions currently in force.

As regards to the decrease of gold and silver re calculated reserves in comparison with those approved previously (accordingly 7,736,7 kg instead of 8,007.7 kg, and 36,0 tones instead of 44,7 tones), it is connected with lower average values of these metals in the ore (Au 5,58 g/t instead of 6,36 g/t, and Ag 25,96 g/t instead of 35,49 g/t).

Average grades of metals in the ore, according to re calculated reserves, were determined taking into consideration common sample resulted in prior and current exploration results, as appropriate. Meanwhile, there is no basis to doubt these values, since sample values from both prior and current exploration results were cross – checked through the results of external controlling analysis (Addendum, Exhibit 2-L). Taking into consideration the above mentioned, as well as, taking into consideration the increased density of sampling during current exploration, the metal average recalculated values in the ore can be considered as being more accurate.

Taking into consideration the proximity of reserves in the Addendum provided by the authors, it is appropriate, considering the provisions of the last paragraph from the bottom of Point 2.2 of this Protocol, it is advised with approval of the reserves, to refrain from making changes in the Republican Balance of Properties of Natural Resources, until the issues provided in Point 2.1 of this Protocol (especially those regarding average grade of main components and evaluation of accompanying elements) are resolved.

3. SUMMING UP THE RESULTS OF THIS SESSION AND THE SESSION DATED 16.09.2009, THE AGENCY DECIDES TO NOTE THE FOLLOWING

- Through the results of exploration works implemented at Toukhmanuk gold property in Aragatsotn Province of the Republic of Armenia in 2006 through 2008 it is indeed confirmed that gold mineralization there is not limited by only vein type (in previously explored veins 1 and 15), but also is stretching at some extent in hydrothermally altered magmatic leucocratic plagiogranites of late Riphea, as well as in quartz sericite metasomites resulted by hydrothermal alteration of andesite dacites in mid Jura, which formed the stockwork mineralization including the mentioned veins (stockwork).

- Clarification of prior understanding of the geological structure of the property (see the previous paragraph) resulted into sharp increase of its resource potential, 35 tones of gold measured and indicated reserves instead of 8 tones of gold approved by RA SNRC Decision N28 dated 26.01.2004.

- Reserves submitted for approval entirely correspond to the requirements for Measured & Indicated reserves under International Standards.

- Resource potential of the property does not confine only by the measured and indicated reserves, but also contains at least the same amount of inferred resource (Inferred resource),

- Reserves proposed for approval can be mined as a whole through open pit mining. In addition, first stage open pit may involve higher values (at least 2 g/t Au values) in at least 16,0 to 16,5 million tones of ore resources.

- For a complete exploration of the property it is necessary to secure the resolution of issues stated in Point 2.1 of this Protocol, which is preferable to implement with second state exploration works.

- The extent of proximity of approved reserves in the result of geological data accumulated up to date does not exceed permissible limits, and the reserves can be approved through necessary implementation of the works provided in previous sub – point.

Agency Chairman: /signature/ Kh. Saponjian

ԹՈՒԽՄԱՆՈՒԿԻ ՈՍԿՈՒ ՀԱՆՔԱՎԱՅՐ

ԵՐԱԿ 1 - Ի ՊՐՈՅԵԿՑԻԱՆ ՈՒՂՂԱՁԻԳ ՀԱՐԹՈՒԹՅԱՆ ՎՐԱ

Մասշտաբ 1 : 5000


0 50 100 150 200 250մ
Բլոկ 3 - C₂
S = 39640 մ²; m = 1.00 մ
Q = 113.0 հազ.տ
P_Au = 582.95 կգ (5.16 գ/տ)
P_Ag = 2.82 տ (24.98 գ/տ)
Բլոկ 1 - C₁
S = 42438 մ²; m = 1.02 մ
Q = 123.4 հազ.տ
P_Au = 620.54 կգ (5.03 գ/տ)
P_Ag = 1.76 տ (14.24 գ/տ)
Բլոկ 4 - C₂
S = 78772 մ²; m = 1.30 մ
Q = 291.8 հազ.տ
P_Au = 1611.01 կգ (5.52 գ/տ)
P_Ag = 7.36 տ (25.22 գ/տ)
Բլոկ 2 - C₂
S = 31592 մ²; m = 1.02 մ
Q = 91.8 հազ.տ
P_Au = 461.94 կգ (5.03 գ/տ)
P_Ag = 1.31 տ (14.24 գ/տ)
50
2500
50
2400
50
2300
50
2200
50
2100
(2130.0 մ)

Կարմիր գույնով նշված են լրահետախուզման փուլի հորատանցքերը

Նկար 1

ԹՈՒԽՄԱՆՈՒԿԻ ՈՍԿՈՒ ՀԱՆՔԱՎԱՅՐ

ԵՐԱԿ 15 - Ի ՊՐՈՅԵԿՑԻԱՆ ՈՒՂՂԱՁԻԳ ՀԱՐԹՈՒԹՅԱՆ ՎՐԱ

Մասշտաբ 1 : 5000



0 50 100 150 200 250մ
Բլոկ 6 - C2
S = 48328 մ²; m = 1.00 մ
Q = 137.7 հազ.տ
PAu = 712.09 կգ (5.17 գ/տ)
PAg = 2.87 տ (20.81 գ/տ)
Բլոկ 2 - C1
S = 24164 մ²; m = 1.11 մ
Q = 76.4 հազ.տ
PAu = 503.76 կգ (6.59 գ/տ)
PAg = 5.64 տ (73.81 գ/տ)
Բլոկ 1 - C1
S = 35640 մ²; m = 1.21 մ
Q = 122.9 հազ.տ
PAu = 718.99 կգ (5.85 գ/տ)
PAg = 3.32 տ (26.99 գ/տ)
Բլոկ 7 - C2
S = 76529 մ²; m = 1.00 մ
Q = 218.1 հազ.տ
PAu = 1127.62 կգ (5.17 գ/տ)
PAg = 4.54 տ (20.81 գ/տ)
Բլոկ 3 - C1
S = 13288 մ²; m = 0.98 մ
Q = 37.1 հազ.տ
PAu = 270.92 կգ (7.30 գ/տ)
PAg = 1.23 տ (33.03 գ/տ)
Բլոկ 5 - C2
S = 27207 մ²; m = 0.98 մ
Q = 76.0 հազ.տ
PAu = 554.72 կգ (7.30 գ/տ)
PAg = 2.51 տ (33.03 գ/տ)
Բլոկ 4 - C2
S = 28363 մ²; m = 1.21 մ
Q = 97.8 հազ.տ
PAu = 572.19 կգ (5.85 գ/տ)
PAg = 2.64 տ (26.99 գ/տ)
50
2500
50
2400
50
2300
50
2200
50
2100

Կարմիր գույնով նշված են լրահետախուզման փուլի հորատանցքերը

Նկար 2

Աղյուսակ 1

Հանքային մարմինների միջին հզորությունների և օգտակար բաղադրիչների միջին պարունակությունների հաշվարկը

Հաշվարկային միավոր բլոկը	Հետախուզական փորվածքը (նմուշի համարը)	Հզորությունը, մ	Մետաղների պարունակությունները, գ/տ				Մետրոգրամները			
			Au		Ag		Au		Ag	
			իրական	հարթեցումից հետո	իրական	հարթեցումից հետո	իրական	հարթեցումից հետո	իրական	հարթեցումից հետո
1	2	3	4	5	6	7	8	9	10	11
ԵՐԱԿ №1										
Բլոկ 1-C_1	Հետախուզաառու - 95	1.2	5.60	5.60	47.40	47.40	6.72	6.72	56.88	56.88
	Հետախուզահոր - 12	0.9	1.20	1.20	7.60	7.60	1.08	1.08	6.84	6.84
	Խրամ - 1	1.0	6.80	6.80	32.40	32.40	6.80	6.80	32.40	32.40
	Մաքրվածք - 2/02	1.2	4.20	4.20	240.50	47.40	5.04	5.04	288.60	56.88
	Մաքրվածք - 1/02	1.2	1.00	1.00	154.60	47.40	1.20	1.20	185.52	56.88
	Մաքրվածք - 372	0.8	23.40	10.80	28.20	28.20	18.72	8.64	22.56	22.56
	Մաքրվածք - 5	0.4	4.80	4.80	6.20	6.20	1.92	1.92	2.48	2.48
	Մաքրվածք - 617	1.0	8.80	8.80	15.60	15.60	8.80	8.80	15.60	15.60
	T - 4-4 - 06(GGMT 01548)	1.0	3.10	3.10	4.60	4.60	3.10	3.10	4.60	4.60
	Հորատանցք - 7	1.1	3.80	3.80	8.50	8.50	4.18	4.18	9.35	9.35
	T - 38 - 06 (GGMT 07991)	1.0	3.90	3.90	3.20	3.20	3.90	3.90	3.20	3.20
	T - 60 - 06 (GGMT 12297)	1.0	1.20	1.20	6.80	6.80	1.20	1.20	6.80	6.80
	T - 24 - 06 (GGMT 05402)	1.0	10.00	10.00	2.40	2.40	10.00	10.00	2.40	2.40
	Հորատանցք - 31	1.5	10.80	10.80	47.40	47.40	16.20	16.20	71.10	71.10
	T - 53 - 06 (GGMT 11297)	1.0	9.60	9.60	9.60	9.60	9.60	9.60	9.60	9.60
	T - 85 - 07 (GGMT 13946)	1.0	4.00	4.00	4.00	4.00	4.00	4.00	4.00	4.00
	Հորատանցք - 32	1.1	5.40	5.40	41.80	41.80	5.94	5.94	45.98	45.98
	Հորատանցք - 6	1.4	5.50	5.50	11.40	11.40	7.70	7.70	15.96	15.96
	T - 30 - 06 (GGMT 07150)	1.0	2.30	2.30	1.40	1.40	2.30	2.30	1.40	1.40
	Հորատանցք - 8	0.8	6.00	6.00	28.10	28.10	4.80	4.80	22.48	22.48
	Հորատանցք - 1	1.0	6.20	6.20	14.60	14.60	6.20	6.20	14.60	14.60

Հանքային մարմինների միջին հզորությունների և օգտակար բաղադրիչների միջին պարունակությունների հաշվարկը

Հաշվարկային միավոր բլոկը	Հետախուզական փորվածքը (նմուշի համարը)	Հզորությունը, մ	Մետաղների պարունակությունները, գ/տ				Մետրոգրամները			
			Au		Ag		Au		Ag	
			իրական	հարթեցումից հետո	իրական	հարթեցումից հետո	իրական	հարթեցումից հետո	իրական	հարթեցումից հետո
1	2	3	4	5	6	7	8	9	10	11
ԵՐԱԿ №1										
Բլոկ 1-C_1	Հետախուզաառու - 95	1.2	5.60	5.60	47.40	47.40	6.72	6.72	56.88	56.88
	Հետախուզահոր - 12	0.9	1.20	1.20	7.60	7.60	1.08	1.08	6.84	6.84
	Խրամ - 1	1.0	6.80	6.80	32.40	32.40	6.80	6.80	32.40	32.40
	Մաքրվածք - 2/02	1.2	4.20	4.20	240.50	47.40	5.04	5.04	288.60	56.88
	Մաքրվածք - 1/02	1.2	1.00	1.00	154.60	47.40	1.20	1.20	185.52	56.88
	Մաքրվածք - 372	0.8	23.40	10.80	28.20	28.20	18.72	8.64	22.56	22.56
	Մաքրվածք - 5	0.4	4.80	4.80	6.20	6.20	1.92	1.92	2.48	2.48
	Մաքրվածք - 617	1.0	8.80	8.80	15.60	15.60	8.80	8.80	15.60	15.60
	T - 4-4 - 06(GGMT 01548)	1.0	3.10	3.10	4.60	4.60	3.10	3.10	4.60	4.60
	Հորատանցք - 7	1.1	3.80	3.80	8.50	8.50	4.18	4.18	9.35	9.35
	T - 38 - 06 (GGMT 07991)	1.0	3.90	3.90	3.20	3.20	3.90	3.90	3.20	3.20
	T - 60 - 06 (GGMT 12297)	1.0	1.20	1.20	6.80	6.80	1.20	1.20	6.80	6.80
	T - 24 - 06 (GGMT 05402)	1.0	10.00	10.00	2.40	2.40	10.00	10.00	2.40	2.40
	Հորատանցք - 31	1.5	10.80	10.80	47.40	47.40	16.20	16.20	71.10	71.10
	T - 53 - 06 (GGMT 11297)	1.0	9.60	9.60	9.60	9.60	9.60	9.60	9.60	9.60
	T - 85 - 07 (GGMT 13946)	1.0	4.00	4.00	4.00	4.00	4.00	4.00	4.00	4.00
	Հորատանցք - 32	1.1	5.40	5.40	41.80	41.80	5.94	5.94	45.98	45.98
	Հորատանցք - 6	1.4	5.50	5.50	11.40	11.40	7.70	7.70	15.96	15.96
	T - 30 - 06 (GGMT 07150)	1.0	2.30	2.30	1.40	1.40	2.30	2.30	1.40	1.40
	Հորատանցք - 8	0.8	6.00	6.00	28.10	28.10	4.80	4.80	22.48	22.48
	Հորատանցք - 1	1.0	6.20	6.20	14.60	14.60	6.20	6.20	14.60	14.60

1	2	3	4	5	6	7	8	9	10	11
			ԵՐԱՎ № 15							
Բլոկ 1-C_1	Սարքվածք - 1/02	1.2	8.90	8.90	23.00	23.00	10.68	10.68	27.60	27.60
	Հետախուզահոր - 3	0.9	4.20	4.20	12.60	12.60	3.78	3.78	11.34	11.34
	Փորձ. բացահանք	2.0	8.40	8.40	111.00	111.00	16.80	16.80	222.00	222.00
	Հորատանցք - 30	2.2	12.60	12.60	434.90	111.00	27.72	27.72	956.78	244.20
	T - 53 - 06(GGMT 11240)	1.0	1.60	1.60	4.60	4.60	1.60	1.60	4.60	4.60
	T - 94 - 07(GGMT 14666)	1.0	3.28	3.28	2.00	2.00	3.28	3.28	2.00	2.00
	T - 85 - 07(GGMT 13958)	1.0	8.10	8.10	3.20	3.20	8.10	8.10	3.20	3.20
	Հորատանցք - 2	1.3	6.20	6.20	13.60	13.60	8.06	8.06	17.68	17.68
	T - 47 - 06(GGMT 03583)	1.0	3.20	3.20	-	-	3.20	3.20	-	-
	T - 49 - 06(GGMT 12808)	1.0	1.60	1.60	4.40	4.40	1.60	1.60	4.40	4.40
	T - 50 - 06(GGMT 09338)	1.0	3.90	3.90	2.00	2.00	3.90	3.90	2.00	2.00
	T - 90 - 07(GGMT 15153)	1.0	1.50	1.50	1.90	1.90	1.50	1.50	1.90	1.90
	T - 48 - 06 (GGMT 10323)	1.0	2.00	2.00	3.10	3.10	2.00	2.00	3.10	3.10
	T - 46 - 06 (GGMT 09229)	1.0	7.80	7.80	4.40	4.40	7.80	7.80	4.40	4.40
	Հորատանցք - 46	2.7	12.80	12.80	486.00	111.00	34.56	34.56	1312.20	299.70
	Հորատանցք - 47	2.7	33.10	12.80	471.00	111.00	89.37	34.56	1271.70	299.70
	T - 31 - 06(GGMT 07575)	1.0	8.60	8.60	9.20	9.20	8.60	8.60	9.20	9.20
	T - 32 - 06(GGMT 07793)	1.0	8.60	8.60	4.40	4.40	8.60	8.60	4.40	4.40
	T - 82 - 07(GGMT 13677)	1.0	2.80	2.80	5.20	5.20	2.80	2.80	5.20	5.20
	T - 89 - 07(GGMT 15488)	1.0	1.30	1.30	2.00	2.00	1.30	1.30	2.00	2.00
	T - 91 - 07(GGMT 15681)	1.0	4.50	4.50	2.00	2.00	4.50	4.50	2.00	2.00
	T - 40 - 06(GGMT 08710)	1.0	1.60	1.60	3.60	3.60	1.60	1.60	3.60	3.60
	Հորատանցք - 8	1.1	2.60	2.60	8.80	8.80	2.86	2.86	9.68	9.68
	T - 45 - 06(GGMT 08579)	1.0	2.30	2.30	3.40	3.40	2.30	2.30	3.40	3.40
	T - 89/1-07(GGMT 16174)	1.0	6.00	6.00	10.00	10.00	6.00	6.00	10.00	10.00
	Հորատանցք - 1	2.3	8.60	8.60	15.80	15.80	19.78	19.78	36.34	36.34
	T - 70 - 06(GGMT 10394)	1.0	2.30	2.30	3.40	3.40	2.30	2.30	3.40	3.40
	T - 65 - 06(GGMT 13594)	1.0	1.60	1.60	8.40	8.40	1.60	1.60	8.40	8.40
	T - 57 - 06(GGMT 12468)	1.0	2.00	2.00	8.00	8.00	2.00	2.00	8.00	8.00
	Հորատանցք - 10	1.9	4.80	4.80	7.60	7.60	9.12	9.12	14.44	14.44
	T - 59 - 06(GGMT 13477)	1.0	2.30	2.30	2.60	2.60	2.30	2.30	2.60	2.60

1	2	3	4	5	6	7	8	9	10	11
Բլոկ 1-C_1	T - 63 - 06(GGMT 10131)	1.0	9.30	9.30	28.20	28.20	9.30	9.30	28.20	28.20
	T - 36 - 06(GGMT 08855)	1.0	3.90	3.90	6.00	6.00	3.90	3.90	6.00	6.00
	T - 38 - 06(GGMT 08013)	1.0	6.20	6.20	3.00	3.00	6.20	6.20	3.00	3.00
	T - 26 - 06(GGMT 06386)	1.0	3.10	3.10	2.60	2.60	3.10	3.10	2.60	2.60
	T - 3/2- 06(GGMT 01346)	1.0	5.50	5.50	5.60	5.60	5.50	5.50	5.60	5.60
	T - 66 - 06(GGMT 10875)	1.0	2.00	2.00	10.00	10.00	2.00	2.00	10.00	10.00
	T - 88 - 07(GGMT 15894)	1.0	1.30	1.30	6.70	6.70	1.30	1.30	6.70	6.70
	Հորատանցք - 4	0.9	9.00	9.00	10.50	10.50	8.10	8.10	9.45	9.45
	T - 2/1 - 06(GGMT 00704)	1.0	2.00	2.00	4.00	4.00	2.00	2.00	4.00	4.00
	T - 80 - 07(GGMT 13827)	1.0	1.50	1.50	6.50	6.50	1.50	1.50	6.50	6.50
	Հորատանցք - 5	1.7	5.90	5.90	12.50	12.50	10.03	10.03	21.25	21.25
	Ընդամենը	50.9	-	-	-	-	352.54	297.73	4070.86	1373.78
	Միջինը	1.21	6.93	5.85	79.98	26.99	-	-	-	-
Բլոկ 2-C_1	Հետախուզաառու - 98	1.2	2.80	2.80	1.90	1.90	3.36	3.36	2.28	2.28
	Մարդվածք - 2/02	1.2	4.10	4.10	13.40	13.40	4.92	4.92	16.08	16.08
	Հետախուզահոր - 5	1.1	6.80	6.80	14.80	14.80	7.48	7.48	16.28	16.28
	Հետախուզահոր - 4	1.2	2.00	2.00	13.60	13.60	2.40	2.40	16.32	16.32
	Հետախուզաառու - 96	1.1	6.00	6.00	60.50	60.50	6.60	6.60	66.55	66.55
	Հորատանցք- 44	1.8	6.20	6.20	225.80	225.80	11.16	11.16	406.44	406.44
	T - 25 - 06(GGMT 05563)	1.0	4.00	4.00	0.80	0.80	4.00	4.00	0.80	0.80
	Հորատանցք - 45^{ա}	1.4	6.00	6.00	209.60	209.60	8.40	8.40	293.44	293.44
	T - 21 - 06(GGMT 04895)	1.0	4.70	4.70	8.40	8.40	4.70	4.70	8.40	8.40
	Հորատանցք - 28^{ա}	1.7	16.20	16.20	643.60	281.20	27.54	27.54	1094.12	478.04
	T - 4 - 4 - 06(GGMT 01485)	1.0	2.30	2.30	3.40	3.40	2.30	2.30	3.40	3.40
	T - 95 - 07(GGMT 15034)	1.0	1.00	1.00	0.00	0.00	1.00	1.00	0.00	0.00
	Բվ. 5, շտր. 2	1.0	8.40	8.40	18.20	18.20	8.40	8.40	18.20	18.20
	Բվ.5, շտր. 2, կփ-3	1.1	3.30	3.30	5.50	5.50	3.63	3.63	6.05	6.05
	Բվ.5, շտր. 2, կփ-1	0.7	4.50	4.50	8.00	8.00	3.15	3.15	5.60	5.60
	Բվ. 5, Հանքափոր	1.0	26.10	16.40	40.40	40.40	26.10	16.40	40.40	40.40
	Բվ. 5, Շտր. 1	1.7	6.80	6.80	13.70	13.70	11.56	11.56	23.29	23.29
	Բվ.5, շտր.1, կփ-1	1.0	4.80	4.80	9.30	9.30	4.80	4.80	9.30	9.30
	Բվ.5, շտր.1, կփ-3	0.8	4.80	4.80	13.60	13.60	3.84	3.84	10.88	10.88
	Բվ.5, շտր.1, կփ-5	0.9	8.60	8.60	47.40	47.40	7.74	7.74	42.66	42.66
	Բվ.5, շտր. 1	0.7	4.50	4.50	89.90	89.90	3.15	3.15	62.93	62.93

1	2	3	4	5	6	7	8	9	10	11
Բլոկ 2-C_1	Բվ.5, շտր.1, կփ-2	1.0	16.40	16.40	281.20	281.20	16.40	16.40	281.20	281.20
	Բվ.5, շտր.1, կփ-4	0.9	5.60	5.60	81.70	81.70	5.04	5.04	73.53	73.53
	Ընդամենը	25.5	-	-	-	-	177.67	167.97	2498.15	1882.07
	Միջինը	1.11	6.97	6.59	97.97	73.81	-	-	-	-
Բլոկ 3-C_1	Բվ. 5, շտր. 2	1.0	8.40	8.40	18.20	18.20	8.40	8.40	18.20	18.20
	Բվ.5, շտր. 2, կփ-3	1.1	3.30	3.30	5.50	5.50	3.63	3.63	6.05	6.05
	Բվ.5, շտր. 2, կփ-1	0.7	4.50	4.50	8.00	8.00	3.15	3.15	5.60	5.60
	Բվ. 5, Հանքափոր	1.0	26.10	16.40	40.40	40.40	26.10	16.40	40.40	40.40
	Բվ. 5, Շտր. 1	1.7	6.80	6.80	13.70	13.70	11.56	11.56	23.29	23.29
	Բվ.5, շտր.1, կփ-1	1.0	4.80	4.80	9.30	9.30	4.80	4.80	9.30	9.30
	Բվ.5, շտր.1, կփ-3	0.8	4.80	4.80	13.60	13.60	3.84	3.84	10.88	10.88
	Բվ.5, շտր.1, կփ-5	0.9	8.60	8.60	47.40	47.40	7.74	7.74	42.66	42.66
	Բվ.5, շտր. 1	0.7	4.50	4.50	89.90	89.90	3.15	3.15	62.93	62.93
	Բվ.5, շտր.1, կփ-2	1.0	16.40	16.40	281.20	88.90	16.40	16.40	281.20	88.90
	Բվ.5, շտր.1, կփ-4	0.9	5.60	5.60	81.70	81.70	5.04	5.04	73.53	73.53
	T - 54 - 06(GGMT 12165)	1.0	2.00	2.00	8.00	8.00	2.00	2.00	8.00	8.00
	Ընդամենը	11.8	-	-	-	-	95.81	86.11	582.04	389.74
	Միջինը	0.98	8.12	7.30	49.33	33.03	-	-	-	-
Բլոկ 4-C_2 (Բլոկ 1-C_1-ի միջին տվյալներով)		1.21	6.93	5.85	79.98	26.99	-	-	-	-
Բլոկ 5-C_2 (Բլոկ 3-C_1-ի միջին տվյալներով)		0.98	8.12	7.30	49.33	33.03	-	-	-	-
Բլոկ 6-C_2 (ՀՀ ՕՀՊԳ-ի 26.10.2004 թ-ի № 28 Որոշման տվյալներով)		1.00	5.17	5.17	55.92	20.81	-	-	-	-
Բլոկ 7-C_2 (ՀՀ ՕՀՊԳ-ի 26.10.2004 թ-ի № 28 Որոշման տվյալներով)		1.00	5.17	5.17	55.92	20.81	-	-	-	-

12

Աղյուսակ 2

Թուխմանուկի ոսկու հանքավայրի Կենտրոնական տեղամասի երակային մարմինների պաշարների հաշվարկ

Հաշվարկային բլոկներ և պաշարների կարգը	Հանքամարմնի հզորությունը, մ	Հանքամարմնի մակերեսը բլոկում, մ²	Հանքամարմնի ծավալը բլոկում, մ³	Հանքաքարի ծավալային զանգվածը, տ/մ³	Հանքաքարի տոննաժը, տ	Մետաղների միջին պարունակությունը		Մետաղների պաշարները	
						Au, գ/տ	Ag, գ/տ	Au, կգ	Ag, կգ
1	2	3	4	5	6	7	8	9	10
ԵՐԱԿ №1									
Բլոկ 1-C_1	1.02	42438	43287	2.85	123367	5.03	14.24	620.54	1757
Բլոկ 2-C_2	1.02	31592	32224	2.85	91838	5.03	14.24	461.94	1308
Բլոկ 3-C_2	1.00	39640	39640	2.85	112974	5.16	24.98	582.95	2822
Բլոկ 4-C_2	1.30	78772	102404	2.85	291850	5.52	25.22	1611.01	7360
Ընդամենը C_2	1.16	150004	174267	2.85	496662	5.35	23.13	2655.90	11490
Ընդամենը C_1+C_2	1.13	192442	217554	2.85	620029	5.28	21.37	3276.44	13247
ԵՐԱԿ №15									
Բլոկ 1-C_1	1.21	35640	43124	2.85	122904	5.85	26.99	718.99	3317
Բլոկ 2-C_1	1.11	24164	26822	2.85	76443	6.59	73.81	503.76	5642
Բլոկ 3-C_1	0.98	13288	13022	2.85	37113	7.30	33.03	270.92	1226
Բլոկ 4-C_2	1.21	28363	34319	2.85	97810	5.85	26.99	572.19	2640
Բլոկ 5-C_2	0.98	27207	26663	2.85	75989	7.30	33.03	554.72	2510
Բլոկ 6-C_2	1.00	48328	48328	2.85	137735	5.17	20.81	712.09	2866
Բլոկ 7-C_2	1.00	76529	76529	2.85	218108	5.17	20.81	1127.62	4539
Ընդամենը C_1	1.14	73092	82969	2.85	236460	6.32	43.07	1493.67	10185
Ընդամենը C_2	1.03	180427	185839	2.85	529642	5.60	23.70	2966.62	12555
Ընդամենը C_1+C_2	1.06	253519	268808	2.85	766102	5.82	29.68	4460.29	22740
Ընդամենը երկու երակներով									
C_1					359827	5.88	33.19	2114.21	11942
C_2					1026304	5.48	23.43	5622.52	24045
C_1+C_2					1386131	5.58	25.96	7736.73	35987

Աղյուսակ 3

Թուխմանուկի ոսկու հանքավայրի Կենտրոնական տեղամասի պաշարների ամփոփ աղյուսակ

Պաշարների կարգը	Հանքայնացման տիպը	Հանքաքարի պաշար, հազ.տ	Մետաղների միջին պարունակությունը		Մետաղների պաշարները, կգ	
			Au, գ/տ	Ag, գ/տ	Au	Ag
1	2	3	4	5	6	7
C_1	Երակային	359.8	5.88	33.19	2114.21	11942
	Շտոկվերկային	3744.5	1.46	3.73	5474.02	13949
	Ընդամենը	4104.3	1.85	6.31	7588.23	25891
C_2	Երակային	1026.3	5.48	23.43	5622.52	24045
	Շտոկվերկային	16787.7	1.33	3.4	22403.18	57073
	Ընդամենը	17814	1.57	4.55	28025.7	81118
C_1+C_2	Երակային	1386.1	5.58	25.96	7736.73	35987
	Շտոկվերկային	20532.2	1.36	3.46	27877.2	71022
	Ընդամենը	21918.3	1.62	4.88	35613.93	107009

Հավելված 1-Ն

Ա Կ Տ

հանքաքարի ծավալային զանգվածի և խոնավության որոշման արդյունքների վերաբերյալ

14-18 սեպտեմբերի 2008թ. Թուխմանուկի h-p

Մենք, ներքոստորագրյալներս՝ «Մեգո-Գոլդ» ՍՊԸ-ի տնօրեն Ա. Պողոսյանս, «Գլոբալ Գոլդ» ՍՊԸ-ի գլխավոր երկրաբան Հ. Մկրտչյանս, Թուխմանուկի հանքի պետ ինժեներ-երկրաբան Խ. Էլոյանս, բանվոր Մ. Գասպարյանս կազմեցինք սույն ակտը ՀՀ Արագածոտնի մարզի Թուխմանուկի ոսկու հանքավայրի երակիկացանավոր հանքայնացման գոտու հանքաքարերի (բնամասում) ծավալային զանգվածի և խոնավության որոշման արդյունքների վերաբերյալ:

– Դաշտային պայմաններում վերոհիշյալ աշխատանքներն իրականացվել են գործող բացահանքի թվով 8 տարբեր կետերից վերցված հայտնի ծավալի համախառն նմուշների ուղղակի կշռման եղանակով:

Համախառն նմուշները վերցվել են քերծման եղանակով, էլեկտրական ալմաստե սկավառակային սղոցի օգնությամբ՝ բացահանքի 2280մ բացարձակ նիշով հանքաստիճանի ճակատի և հատակի միջյանցից 15-20 մետր հեռավորության վրա գտնվող կետերից: Բնամասերից հանված յուրաքանչյուր նմուշի զանգվածն ամբողջությամբ հավաքվել է բրեզենտի վրա և կշռվել 2000 կգ առավելագույն ծանրաբեռնվածություն ունեցող կշեռքով:

Հանքաքարի ծավալային զանգվածը բնական վիճակում որոշվել է յուրաքանչյուր նմուշի զանգվածի և ծավալի հարաբերությամբ:

Հանքաքարի խոնավությունը բնական վիճակում որոշվել է լաբորատորիայում՝ պարաֆինապատված մենակտորների ուսումնասիրությունների տվյալներով: Այդ նպատակով յուրաքանչյուր համախառը նմուշից առանձնացվել են 1.5-2.0 կգ զանգվածով երերական մենակտոր, որոնք նախ կշռվել, ապա անմիջապես պարաֆինապատվել և համարակալվել են, որից հետո ուղարկվել են գործարանի լաբորատորիա:

Իրականացված աշխատանքների արդյունքներով բնամասում որոշվել են երակիկացանավոր հանքայնացման գոտու սուլֆիդային հանքաքարերի խոնավությունը և ծավալային զանգվածը՝ բնական և չոր վիճակներում: Կատարված աշխատանքների արդ - յունքներն ամփոփված են ստորև բերված աղյուսակում:

Նմուշի համարը	Նմուշի վերցման տեղը	Բնամասի չափերը, մ			Բնամասի ծավալը (V), մ³	Նմուշի կշիռը բնական խոնավության պայմաններում ($Q_{բն}$), տ	Խոնավությունը (W), %	Նմուշի ծավալային զանգվածը, տ/մ³	
		Երկարությունը	Լայնությունը	Խորությունը				բնական խոնավության, $\gamma_{բն}=Q_{բն}:V$	չոր վիճակում $\gamma_{չ}=\gamma_{բն}\times\frac{100-W}{100}$
1	Հանքաստիճանի ճակատից (T-31-06 հորատանցքից 25.0մ հյուսիս-արևմուտք՝ 340° ազիմուտով)	0.50	1.00	0.55	0.275	0.728	0.72	2.65	2.63
2	Թիվ 1 նմուշի վերցման տեղից 15մ հարավ՝ ճակատից, հանքաստիճանի երկայնքով	0.60	1.20	0.50	0.36	0.941	0.52	2.61	2.60
3	Թիվ 2 նմուշի վերցման տեղից 20մ հյուսիս՝ հանքաստիճանի հատակից	0.70	1.30	0.40	0.364	0.953	1.09	2.62	2.59
4	Թիվ 2 նմուշի վերցման տեղից 20մ հարավ՝ ճակատից, հանքաստիճանի երկայնքով	0.70	1.10	0.50	0.385	0.999	0.54	2.59	2.58
5	Թիվ 4 նմուշի վերցման տեղից 20մ հյուսիս՝ հանքաստիճանի հատակից	0.75	1.30	0.40	0.39	1.039	0.95	2.67	2.64
6	Թիվ 5 նմուշի վերցման տեղից 20մ արևմուտք՝ ճակատից, հանքաստիճանի երկայնքով	1.00	1.10	0.35	0.385	1.008	0.74	2.62	2.60
7	Թիվ 6 նմուշի վերցման տեղից 20մ հյուսիս՝ հանքաստիճանի հատակից	0.90	1.00	0.40	0.36	0.933	0.85	2.59	2.57
8	Թիվ 6 նմուշի վերցման տեղից 20մ հյուսիս-արևմուտք՝ ճակատից, հանքաստիճանի երկայնքով	0.70	1.20	0.40	0.336	0.887	0.80	2.64	2.62
Ընդամենը					2.855	7.489			
Միջինը							0,77	2,62	2,60

«Մեգո-Գոլդ» ՍՊԸ -ի տնօրեն՝ Ա. Պողոսյան

Թափոնային համքի պետ, ինժեներ-երկրաբան՝ Խ. Էլոյան

«Գլոբալ Գոլդ» ՍՊԸ-ի գլխավոր երկրաբան Հ. Սկրտչյան

Բանվոր՝ Մ. Գասպարյան

Հավելված 2-1.

Թուխմանուկի հանքավայրի Կենտրոնական տեղամասից վերցված շարքային նմուշների հիմնական հարգորոշիչ անլիզների արդյունքների արժանահավատության գնահատումը արտաքին ստուգողական անալիզներով

Թուխմանուկի ոսկու հանքավայրի հետախուզման և շահագործման փուլերում շարքային նմուշների հիմնական հարգորոշիչ անալիզները մեծամասամբ կատարվել են «Մեգո-Գոլդ» ՍՊԸ-ի Թուխմանուկի լաբորատորիայում: Այս անալիզների արդյունքների արժանահավատությունը գնահատելու նպատակով ոսկու 60 և արծաթի 62 շարքային նմուշների կրկնօրինակները ենթարկվել են ստուգողական անալիզների՝ ՀՀ Բնապահպանության նախարարության «Անալիտիկ» ФБԸ-ի լաբորատորիայում:

Ստորև բերվում են հիմնական և ստուգողական հարգորոշիչ անալիզների արդյունքների զուգամիտության գնահատականները՝ t կրիտերիայի միջոցով, ոսկու և արծաթի պարունակությունների տարբեր դասերի համար:

Կիրառված մեթոդը նախատեսում է.

- թվով m շարքային նմուշների հիմնական և ստուգողական անալիզների արդյունքներից համապատասխան շարքերի (C_i^o և C_i^k) ձևավորում,
- յուրաքանչյուր շարքային նմուշի հիմնական և ստուգողական անալիզների արդյունքների միջև տարբերությունների որոշում ($d_i = C_i^o - C_i^k$) և դրանցով համապատասխան շարքի ձևավորում,
- d_i տարրերից կազմված շարքի միջինի՝ բացարձակ սիստեմատիկ շեղման որոշում $\bar{d} = \left(\sum_{i=1}^{m} d_i\right) : m$,
- $(d_i - \bar{d})$ և $(d_i - \bar{d})^2$ տարրերից համապատասխան շարքերի ձևավորում,
- միջին քառակուսային շեղման որոշում՝ $\sigma_d = \sqrt{\left[\sum_{i=1}^{m}(d_i - \bar{d})^2\right] : (m-1)}$,
- t կրիտերիայի փաստացի մեծության որոշում՝ $t_{\text{փ}} = \left(|\bar{d}| \times \sqrt{m}\right) : \sigma_d$,
- t կրիտերիայի փաստացի և սահմանային թույլատրելի մեծությունների համադրում՝ հիմնական անալիզների արդյունքների գնահատմամբ:

Իրականացված վերլուծություններում t կրիտերիայի սահմանային թույլատրելի մեծությունը ընդունվել է 2.02, ինչը համապատասխանում է 25-35 տարրեր պարունակող շարքերին և 95% հավաստիությամբ հավանականությանը:

Ոսկու հիմնական-ստուգիչ անալիզների որակի գնահատում

Պարունակությունների դաս` < 1գ/տ

№	Նմուշների համարները		Անալիզների արդյունքները		Պարունակու-թյունների տարբերությունը $(d_i = C_i^o - C_i^k)$	Շեղումը տարբերություն-ների միջինից $(d_i - \bar{d})$	Շեղման քառակուսին $(d_i - \bar{d})^2$
	հիմնական լաբորա-տորիա	ստուգիչ լաբորատո-րիա	հիմնական լաբորատո-րիա (C_i^o)	ստուգիչ լաբորա-տորիա (C_i^k)			
1	2	3	4	5	6	7	8
1	07604	2	0.80	0.70	0.10	0.14	0.0196
2	07121	3	0.60	0.50	0.10	0.14	0.0196
3	07799	4	0.40	0.40	0.00	0.04	0.0016
4	07983	5	0.60	0.70	- 0.10	- 0.06	0.0036
5	08854	6	0.40	0.40	0.00	0.04	0.0016
6	08708	8	0.80	0.70	0.10	0.14	0.0196
7	08865	12	0.80	0.90	- 0.10	- 0.06	0.0036
8	09566	16	0.80	1.00	- 0.20	- 0.16	0.0256
9	08766	17	0.20	0.30	- 0.10	- 0.06	0.0036
10	10408	19	0.20	0.10	0.10	0.14	0.0196
11	10461	22	0.80	0.60	0.20	0.24	0.0576
12	11951	25	0.50	0.60	- 0.10	- 0.06	0.0036
13	08802	27	0.50	0.60	- 0.10	- 0.06	0.0036
14	8834	28	0.70	0.80	- 0.10	- 0.06	0.0036
15	8848	29	0.70	0.60	0.10	0.14	0.0196
16	13458	31	0.80	0.60	0.20	0.24	0.0576
17	13496	32	0.90	1.00	- 0.10	- 0.06	0.0036
18	11296	36	0.50	0.60	- 0.10	- 0.06	0.0036
19	09269	38	0.50	0.40	0.10	0.14	0.0196
20	09570	39	0.60	0.80	- 0.20	- 0.16	0.0256
21	09569	41	0.80	0.90	- 0.10	- 0.06	0.0036
22	09504	43	0.60	0.80	- 0.20	- 0.16	0.0256
23	12517	45	0.50	0.40	0.10	0.14	0.0196
24	10447	49	0.80	1.00	- 0.20	- 0.16	0.0256
25	10273	51	0.40	0.50	- 0.10	- 0.06	0.0036
26	10917	53	0.80	0.90	- 0.10	- 0.06	0.0036
27	10987	55	0.80	0.90	- 0.10	- 0.06	0.0036
28	00713	58	0.80	0.90	- 0.10	- 0.06	0.0036
29	00633	59	0.70	0.80	- 0.10	- 0.06	0.0036
30	00628	60	0.60	0.70	- 0.10	- 0.06	0.0036
31	12309	63	0.70	0.60	0.10	0.14	0.0196
32	09270	68	0.50	0.60	- 0.10	- 0.06	0.0036
33	09507	69	0.70	0.80	-0.10	- 0.06	0.0036
	Ընդամենը		20.80	22.10	- 1.30		0.4388

$\bar{d} = -1.30 : 33 = -0.04$; $\sigma_d = \sqrt{0.4388 : (33-1)} = 0.12$; $t_ф = (0.04 \times \sqrt{33}) : 0.12 = 1.62$

Հաշվի առնելով , որ $t_ф < t_ա$, կարելի է եզրակացնել որ ոսկու պարունակության տվյալ դասին համապատասխանող շարքային նմուշների անալիզները իրականացվել են ընդունելի արժանահավատությամբ:-

Պարունակությունների դաս՝ 1-4 գ/տ

№	Նմուշների համարները: հիմնական լաբորատորիա	Նմուշների համարները: ստուգիչ լաբորատորիա	Անալիզների արդյունքները: հիմնական լաբորատորիա (C_i^o)	Անալիզների արդյունքները: ստուգիչ լաբորատորիա (C_i^k)	Պարունակությունների տարբերությունը $(d_i = C_i^o - C_i^k)$	Շեղումը տարբերությունների միջինից $(d_i - \bar{d})$	Շեղման քառակուսին $(d_i - \bar{d})^2$
1	2	3	4	5	6	7	8
1	14729	1	2.14	1.94	- 0.20	- 0.145	0.0210
2	08760	9	2.46	2.36	- 0.10	- 0.045	0.0020
3	00636	10	1.00	0.80	0.20	0.255	0.0650
4	00665	14	1.00	1.10	- 0.10	- 0.045	0.0020
5	10412	20	1.60	1.50	0.10	0.155	0.0240
6	10413	21	1.00	1.20	- 0.20	- 0.145	0.0210
7	13654	23	1.40	1.60	- 0.20	- 0.145	0.0210
8	11885	24	1.20	1.4	- 0.20	- 0.145	0.0210
9	10518	26	2.20	2.30	- 0.10	- 0.045	0.0020
10	13537	30	1.80	2.00	- 0.20	- 0.145	0.0210
11	08190	33	1.40	1.60	- 0.20	- 0.145	0.0210
12	11873	35	1.00	1.00	0.00	0.055	0.0030
13	11829	37	1.40	1.20	0.20	0.255	0.0650
14	11891	44	1.40	1.20	0.20	0.255	0.0650
15	10466	47	2.40	2.50	- 0.10	- 0.045	0.0020
16	09258	48	2.20	2.00	0.20	0.255	0.0650
17	10518	50	2.20	2.30	- 0.10	- 0.045	0.0020
18	09337	52	2.00	2.10	- 0.10	- 0.045	0.0020
19	10904	54	2.40	2.50	- 0.10	- 0.045	0.0020
20	10884	56	1.00	1.00	0.00	0.055	0.0030
21	00768	57	2.50	2.60	- 0.10	- 0.045	0.0020
22	11850	61	2.00	2.10	- 0.10	- 0.045	0.0020
23	11800	62	1.60	1.80	- 0.20	- 0.145	0.0210
24	12490	64	2.40	2.50	- 0.10	- 0.045	0.0020
25	11885	66	1.20	1.20	0.00	0.055	0.0030
26	09472	67	2.60	2.40	0.20	0.255	0.0650
27	08597	70	2.20	2.40	- 0.20	- 0.145	0.0210
	Ընդամենը		47.70	49.20	-1.50		0.5467

$\bar{d} = -1.50 : 27 = -0.055$; $\sigma_d = \sqrt{0.5467 : (27 - 1)} = 0.145$; $t = (0.055 \times \sqrt{27}) : 0.145 = 1.97$

Հաշվի առնելով, որ $t_ф < t_т$, կարելի է եզրակացնել որ ոսկու պարունակության տվյալ դասին համապատասխանող շարքային նմուշների անալիզները իրականացվել են ընդունելի արժանահավատությամբ:

Արծաթի հիմնական հարգորոշիչ անալիզների որակի գնահատումը

Պարունակությունների դաս՝ 2 - 5 գ/տ

№	Նմուշների համարները		Անալիզների արդյունքները		Պարունակությունների տարբերությունը $(d_i = C_i^{н} - C_i^{ս})$	Շեղումը տարբերությունների միջինից $(d_i - \bar{d})$	Շեղման քառակուսին $(d_i - \bar{d})^2$
	հիմնական լաբորատորիայի	ստուգիչ լաբորատորիա	հիմնական լաբորատորիա $(C_i^{н})$	ստուգիչ լաբորատորիա $(C_i^{ս})$			
1	2	3	4	5	6	7	8
1	07569	2	3.40	3.20	0.20	0.265	0.0702
2	07620	3	2.60	2.40	0.20	0.265	0.0702
3	07859	4	3.20	3.00	0.20	0.265	0.0702
4	07996	5	3.00	3.20	- 0.20	- 0.135	0.0182
5	08805	6	3.60	3.40	0.20	0.265	0.0702
6	08705	8	3.80	3.60	0.20	0.265	0.0702
7	08886	12	2.20	2.40	- 0.20	- 0.135	0.0182
8	09455	14	4.00	4.30	- 0.30	- 0.235	0.0552
9	09567	16	2.70	3.00	- 0.30	- 0.235	0.0552
10	10587	22	3.20	3.40	- 0.20	- 0.135	0.0182
11	11951	25	4.50	4.60	- 0.10	- 0.035	0.0012
12	09313	27	2.80	3.00	- 0.20	- 0.135	0.0182
13	09333	28	3.40	3.60	- 0.20	- 0.135	0.0182
14	08885	29	4.20	4.40	- 0.20	- 0.135	0.0182
15	13537	30	2.80	3.00	- 0.20	- 0.135	0.0182
16	08185	33	4.20	4.00	0.20	0.265	0.0702
17	08611	39	4.20	4.00	0.20	0.265	0.0702
18	12471	45	2.40	2.60	- 0.20	- 0.135	0.0182
19	10447	49	3.20	3.40	- 0.20	- 0.135	0.0182
20	11821	51	4.60	4.70	- 0.10	- 0.035	0.0012
21	09449	55	4.70	5.00	- 0.30	- 0.235	0.0552
22	00713	58	3.00	3.20	- 0.20	- 0.135	0.0182
23	00633	59	3.30	3.20	0.10	0.165	0.0272
24	00628	60	3.40	3.50	- 0.10	- 0.035	0.0012
25	11296	36	4.50	4.40	0.10	0.165	0.0272
26	11842	61	4.40	4.60	- 0.20	- 0.135	0.0182
27	12245	63	3.20	3.10	0.10	0.165	0.0272
28	12242	65	2.40	2.50	- 0.10	- 0.035	0.0012
29	09270	68	4.50	4.60	- 0.10	- 0.035	0.0012
Գումարը			101.40	103,30	- 1,90		0,9455

$$\bar{d} = -1.90 : 29 = -0.065 ;\ \sigma_d = \sqrt{0.9455 : (29-1)} = 0.18 ;\ t = \left(0.065 \times \sqrt{29}\right) : 0.18 = 1.95$$

Հաշվի առնելով, որ $t_ф < t_т$, կարելի է եզրակացնել որ արծաթի պարունակության տվյալ դասին համապատասխանող շարքային նմուշների անալիզներն իրականացվել են ընդունելի արժանահավատությամբ:

Պարունակությունների դաս՝ 5 - 10 գ/տ

№	Նմուշների համարները		Անալիզների արդյունքները		Պարունակությունների տարբերությունը $(d_i = C_i^o - C_i^k)$	Շեղումը տարբերությունների միջինից $(d_i - \bar{d})$	Շեղման քառակուսին $(d_i - \bar{d})^2$
	հիմնական լաբորատորիա	ստուգիչ լաբորատորիա (C_i^o)	հիմնական լաբորատորիա (C_i^o)	ստուգիչ լաբորատորիա (C_i^k)			
1	2	3	4	5	6	7	8
1	07575	1	9.20	10.0	- 0.80	- 0.74	0.0547
2	08040	7	9.40	10.0	- 0.60	-0.54	0.2916
3	07997	10	5.00	4.80	0.20	0.26	0.0676
4	08951	11	5.80	6.00	- 0.20	- 0.14	0.0196
5	09472	15	8.40	9.00	- 0.60	- 0.54	0.2916
6	10728	20	5.40	5.60	- 0.20	- 0.14	0.0196
7	08639	21	5.60	5.80	- 0.20	- 0.14	0.0196
8	09825	23	5.80	6.000	- 0.20	- 0.14	0.0196
9	11885	24	6.80	7.00	- 0.20	- 0.14	0.0196
10	09693	26	8.40	9.00	- 0.60	- 0.54	0.2916
11	13458	31	7.20	7.40	- 0.20	- 0.14	0.0196
12	12298	32	6.20	6.40	- 0.20	- 0.14	0.0196
13	12279	34	5.60	5.00	0.60	0.66	0.4356
14	11859	35	5.40	5.20	0.20	0.26	0.0676
15	11870	37	5.80	5.40	0.40	0.46	0.2116
16	11851	38	6.30	6.00	0.30	0.36	0.1296
17	09569	41	5.20	5.00	0.20	0.26	0.0676
18	08361	42	5.40	5.00	0.40	0.46	0.2116
19	09268	43	5.00	4.40	0.60	0.66	0.4356
20	11891	44	6.60	7.00	- 0.40	- 0.34	0.1156
21	12494	47	6.60	7.00	- 0.40	- 0.34	0.1156
22	09258	48	8.80	8.60	0.20	0.26	0.0676
23	10518	50	7.80	8.00	- 0.20	- 0.14	0.0196
24	09337	52	7.00	6.80	0.20	0.26	0.0676
25	10917	53	6.20	6.40	- 0.20	- 0.14	0.0196
26	09380	56	6.00	6.20	- 0.20	- 0.14	0.0196
27	00768	57	7.50	8.00	- 0.50	- 0.44	0.1936
28	11800	62	6.40	6.00	0.40	0.46	0.2116
29	12467	64	6.20	6.40	- 0.20	- 0.14	0.0196
30	11885	66	6.80	7.00	- 0.20	- 0.14	0.0196
31	09472	67	8.40	7.80	0.20	0.26	0.0676
32	09507	69	6.30	6.40	- 0.10	- 0.04	0.0016
33	13495	70	7.10	6.90	0.20	0.26	0.0676
Գումարը			219.60	221.50	-1.90		3.5703

$$\bar{d} = -1.90 : 33 = -0.06\ ;\ \sigma_d = \sqrt{3.5703 : (33 - 1)} = 0.33\ ;\ t_{ֆ} = \left(0.06 \times \sqrt{33}\right) : 0.33 = 1.04$$

Հաշվի առնելով, որ $t_{ֆ} < t_{տ}$, կարելի է եզրակացնել որ արծաթի պարունակության տվյալ դասին համապատասխանող շարքային նմուշների անալիզները իրականացվել են ընդունելի արժանահավատությամբ:

Հավելված 2

Կ Ա Ր Ծ Ի Ք

ՀՀ Արագածոտնի մարզի Թուխմանուկի ոսկու հանքավայրի Կենտրոնական տեղամասի 01.01.2009 թ. դրությամբ երկրաբանահետախուզական վերագնահատման նյութերի լրացման վերաբերյալ

Դիտարկվող լրացմամբ փորձ է արվել ամփոփել ՀՀ Արագածոտնի մարզի Թուխմանուկի ոսկու հանքավայրի Կենտրոնական տեղամասի ռեսուրսային ներուժի 01.01.2009 թ. դրությամբ գնահատականը:

Ինչպես և պահանջվել էր մեր կողմից, այդ գնահատականը երակիկացանավոր հանքայնացման գոտու և երակային մարմինների համար տրված է տարանջատ և ամբողջական, քանի որ ներառում է ընդերքում հետախուզված պաշարների ամբողջ ծավալը:

Լրացման մեջ բերված են միայն երակային մարմինների պաշարների վերահաշվարկը և առաջարկվում է, որ երակիկացանավոր հանքայնացման գոտու հաշվեկշռային պաշարները ընդունվեն մեր կողմից նախկինում կատարված և ՀՀ ՕՀՊԳ-ի 18.09.2009թ. № 230 Որոշման Առդիր 1-ի Հավելված 2-ում բերված պաշարների հաշվարկման տվյալներով:

Երակային մարմինների պաշարների վերահաշվարկը իրականացված է ՀՀ ՕՀՊԳ-ի վերոնշյալ Որոշմամբ հաստատված կոնդիցիաների պարամետրերին համապատասխան, մեթոդապես ճիշտ և անսխալ: Այդ հաշվարկների արդյունքներում տարակուսանք է հարուցում միայն արծաթի միջին պարունակության նվազումը ՀՀ ՕՀՊԳ-ի 26.01.2004թ. № 28 Որոշման տվյալների համեմատ (35.49 գ/տ փոխարեն 25.96 գ/տ), ինչը տեղամասի լրահետախուզման աշխատանքներով ստեղծված լրացուցիչ հետախուզահատույթներում արծաթի համեմատաբար ցածր պարունակությունների հետևանք է: Միևնույն ժամանակ, նշվածը հարկ է ընդունել որպես իրողություն, քանի որ հիմքեր չկան կասկածի տակ առնելու լրացուցիչ հետախուզահատույթների տվյալները (դրանց արժանահավատությունը ապացուցվել է արտաքին ստուգողական անալիզների արդյունքներով) և, որ վերահաշվարկը կատարվել է լրացուցիչ հետախուզահատույթների փաստացի տվյալները ընդգրկող ընդլայնված ընտրանքի հիման վրա:

Այսպիսով, երակային մարմինների Լրացմամբ գնահատված պաշարները իրոք կարող են առաջարկվել հաստատման համար:

Լրացման հեղինակների առաջարկը առ այն, որ երակիկացանավոր հանքայնացման գոտու պաշարները ընդունվեն մեր կողմից նախկինում կատարված հաշվարկների

տվյալներով սկզբունքորեն ընդունելի է, թեև այն չի համընկնում ՀՀ ՕՀՊԳ-ի 18.09.2009թ. № 230 Որոշման Առդիր 1-ի Հավելված 2-ում բերված մեր նախկին եզրահանգումների հետ: Այստեղ անհրաժեշտ է նախևառաջ հաշվի առնել, որ ներկայումս Լրացման հեղինակների կողմից արդեն իսկ փաստարկված է երակիկացանավոր հանքայնացման գոտու ապարների նախկինում կասկածի տակ առնվող ծավալային զանգվածի մեծությունը (Հավելված 1-Լ), ինչպես նաև հիմնավորված է մեր կողմից կատարված պաշարների հաշվարկում ընդգրկված շարքային նմուշների հարկային անալիզների արդյունքների արժանահավատության ընդունելի մակարդակը (Հավելված 2-Լ):

Ինչ վերաբերում է երակիկացանավոր հանքայնացման գոտու մեր կողմից կատարված պաշարների հաշվարկների արդյունքների սխալանքին, որը պայմանավորված էր տեղամասի մակերևույթի տոպոգրաֆիական քարտեզի անկատարելիությամբ և հաշվարկներում բուն երակային մարմինները բնութագրող առանձին նմուշների ներգրավմամբ, ապա դրա Լրացման հեղինակների կողմից տրված գնահատականը բավականին փաստարկված է, ինչը հնարավորություն է տալիս համաձայնելու, որ երակիկացանավոր հանքայնացման գոտու պաշարները հաստատվեն մեր հաշվարկների տվյալներով:

Այսպիսով, փորձագիտական խումբը դրական է գնահատում փորձաքննված Լրացումը և առաջարկում է Հանձնաժողովին հաստատել դրանում ամփոփված պաշարները: Միևնույն ժամանակ, հարկ ենք համարում կրկին ընդգծել տեղամասի թերուսումնասիրվածության փաստը և մեր նախորդ եզրակացությունում նշված լրացուցիչ աշխատանքների հնարավորինս սեղմ ժամկետներում իրականացման անհրաժեշտությունը:

ՀՀ ՕՀՊԳ-ի պետի տեղակալ — Ռ. Կոսեմյան

ՀՀ ՕՀՊԳ-ի գլխավոր մասնագետ — Ա. Բարսեղյան

ՀՀ ՕՀՊԳ-ի գլխավոր մասնագետ — Գ. Քոչինյան

ՀՀ ՕՀՊԳ-ի փորձագետ — Վ. Թովմասյան